EXHIBIT 99.10

JUNE 2009 WAIVER AND AMENDMENT AGREEMENT

THIS JUNE 2009 WAIVER AND AMENDMENT AGREEMENT (this “Agreement”) is made as of June 16, 2009, among South Texas Oil Company, a Nevada corporation (the “Company”), the Subsidiaries (as defined in the Purchase Agreements (as defined below)), Longview Marquis Master Fund, L.P., a British Virgin Islands limited partnership (“Marquis”), and Summerview Marquis Fund, L.P., a Delaware limited partnership (“Summerview” and, together with Marquis, the “Buyers”).

W I T N E S S E T H:

WHEREAS, the Company, Marquis and The Longview Fund, L.P., a California limited partnership (“Longview” and, together with Marquis, the “April Buyers”), entered into that certain Securities Purchase Agreement, dated as of April 1, 2008 (as amended by each of that certain June 2008 Amendment Agreement, dated as of June 18, 2008, among the Company and the April Buyers, that certain June 2008 Amendment to Senior Notes and Purchase Agreement, dated as of June 30, 2008 (the “Second June 2008 Amendment Agreement”), among the Company and the April Buyers, and that certain September 2008 Waiver and Amendment, dated as of September 19, 2008 (the “September 2008 Waiver and Amendment”), among the Company and the April Buyers, and as may otherwise be amended, supplemented, restated or modified and in effect from time to time, the “April Purchase Agreement”), pursuant to which (i) the Company issued to Longview senior secured notes in an aggregate original principal amount of $23,908,013.11, as of the date hereof, none of which remains outstanding as of the date hereof, (ii) the Company issued to Marquis senior secured notes in an aggregate original principal amount of $8,469,337.71 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, as amended by the Second June 2008 Amendment Agreement and as any of the same may otherwise be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Marquis April Notes”), and (iii) the Warrants (as defined in the April Purchase Agreement) were amended and restated;

WHEREAS, the Company and Marquis entered into a Securities Purchase Agreement, dated as of September 18, 2008 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Bridge Purchase Agreement” and, together with the April Purchase Agreement, the “Purchase Agreements”), pursuant to which the Company sold, and Marquis purchased, a senior secured note in the aggregate original principal amount of $7,000,000 (such note, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Marquis Bridge Notes”);

WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated as of May 29, 2009, Marquis transferred to Summerview, among other things, a portion of the Marquis April Notes in the principal amount of $2,252,994.73 (the “Summerview Transferred April Notes”), a portion of the Warrants representing the right to acquire 62,841 shares of common stock (“Common Stock”) of the Company (the “Transferred Warrants”), and a portion of the Marquis Bridge Notes in the principal amount of $1,759,556.47 (the

“Summerview Transferred Bridge Notes”), with the remainder of the Marquis April Notes in the principal amount of $6,710,038.53 (the “Marquis Remaining April Notes” and, together with the Summerview Transferred April Notes, the “April Notes”), the remainder of the Warrants representing the right to acquire 187,159 shares of Common Stock (the “Remaining Warrants” and, together with the Transferred Warrants, the “April Warrants”), and the remainder of the Marquis Bridge Notes in the principal amount of $5,240,433.53 (the “Marquis Remaining Bridge Notes” and, together with the Summerview Transferred Bridge Notes, the “Bridge Notes;” the Bridge Notes and the April Notes being collectively referred to as the “Notes”) continuing to be held by Marquis.

WHEREAS, the Company desires to enter into a Securities Purchase Agreement (such Securities Purchase Agreement, in the form attached hereto as Exhibit A, without amendment or other modification, the “Subordinated Purchase Agreement”), by and among the Company and the investors listed on the Schedule of Buyers thereto (the “Subordinated Buyers”), pursuant to which, subject to the terms and conditions set forth therein and in that certain Intercreditor Agreement, among the Company, the Subsidiaries, the Buyers and Other Offering Investors (as defined in the Subordinated Purchase Agreement), dated as of June 10, 2009, as amended by that certain amendment to Intercreditor Agreement, dated as of the date hereof (such amendment to Intercreditor Agreement, in the form attached hereto as Exhibit B, the “Intercreditor Agreement Amendment”), by and among the Company, the Buyers and the Subordinated Buyers, the Company will sell, and the Subordinated Buyers will purchase, convertible notes in an aggregate original principal amount of up to $75,000 (such secured convertible notes, each in the form attached hereto as Exhibit C, without amendment or other modification, collectively, the “Subordinated Notes”) and warrants (such warrants, each in the form attached hereto as Exhibit D, without amendment or other modification, collectively, the “Subordinated Warrants” and, together with the Subordinated Notes, the “Subordinated Securities”) to purchase 150,000 shares of common stock of the Company (the “Common Stock”), subject to adjustment as set forth in the Subordinated Warrants; and

WHEREAS, the Company and the Buyers desire to amend the terms of each of the Notes and permit the issuance by the Company of the Subordinated Securities to the Subordinated Buyers, in the manner provided herein.

NOW, THEREFORE, in consideration of the agreements, provisions and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows:

1.           Amendment of the April Notes.

a.           The Company hereby agrees with each of the Buyers, severally and not jointly, that, as of the date first above written, the definition of “Event of Default” set forth in Section 7(a) of each of the April Notes is hereby amended by adding new paragraph (xix) immediately after paragraph (xviii) thereof, such paragraph to read in its entirety as follows:

“(xix)  Any “Event of Default,” as defined in those certain convertible notes, dated June 16, 2009, issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of June 16, 2009, among the Company and the investors listed on the Schedule of Buyers thereto.”

b.      As amended hereby, each of the April Notes shall remain in full force and effect.

2.           Amendment of the Bridge Notes.

a.           The Company hereby agrees with each of the Buyers, severally and not jointly, that, as of the date first above written, the definition of “Event of Default” set forth in Section 10(a) of each of the Bridge Notes is hereby amended by adding new paragraph (xxi) immediately after paragraph (xx) thereof, such paragraph to read in its entirety as follows:

“(xxi)  Any “Event of Default,” as defined in those certain convertible notes, dated June 16, 2009, issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of June16, 2009, among the Company and the investors listed on the Schedule of Buyers thereto.”

b.           As amended hereby, each of the Bridge Notes shall remain in full force and effect.

3.           Limited Waiver.

a.           Subject to and effective upon the due execution and delivery by the Company and each of the Subordinated Buyers of the Intercreditor Agreement Amendment, and subject to the conditions set forth in Section 3(b) hereof, each of the Buyers, severally and not jointly, hereby waives any and all violations or breaches of the April Notes (as amended hereby) and the Bridge Notes (as amended hereby), respectively, and any of the other Transaction Documents (as defined in each of the Purchase Agreements, collectively, the “Buyer Transaction Documents”), as applicable, and any Event of Default (as defined in each of the Notes), solely to the extent that any such violation, breach or Event of Default is the direct result of the Company’s and the Subsidiaries’ issuance of the Subordinated Securities, and entering into, and carrying out their respective obligations under, the Subordinated Purchase Agreement, the Subordinated Securities, the Mortgage Amendments (as defined in the Subordinated Purchase Agreement) and the Subsidiary Guaranty (as defined in the Subordinated Purchase Agreement) (the Mortgage Amendments and the Subsidiary Guaranty, each in the form attached hereto as Exhibit E, without amendment or other modification, together with the Subordinated Purchase Agreement and the Subordinated Securities, the “Subordinated Transaction Documents”); provided, however, that upon any amendment, restatement or other modification of, supplement to, or waiver by any party of any of the conditions or obligations of any of the Subordinated Buyers set forth in, the Subordinated Purchase Agreement, or the Subordinated Securities or any of the other Subordinated Transaction Documents, without the prior written consent of the Buyers, the limited waiver set forth in this Section 3(a) shall be null and void and of no further force and effect as if the Buyers had never granted the limited waiver set forth in this Section 3(a).

b.           The limited waivers set forth in Section 3(a) hereof, (i) are not, nor shall they be deemed to be, waivers of any adjustment to the Purchase Price (as defined in the April Warrants) pursuant to Section 3.4 of the April Warrants held by the Buyers, resulting from, or otherwise relating to, the consummation of the transactions contemplated by the Subordinated Purchase Agreement and the other Subordinated Transaction Documents, including the issuance by the Company of the Subordinated Securities, (ii) are not, nor shall they be deemed to be, waivers under any other circumstance or waivers of any other condition, requirement, provision or breach of, or rights under, any of the Notes (as amended hereby), any of the Buyer Transaction Documents or any other agreement or instrument, and (iii) do not, nor shall they be deemed to, establish a custom or course of dealing.

4.           Representations and Warranties of the Company.  The Company represents and warrants to each of the Buyers that:

a.           Authorization; Enforcement; Validity.  Each of the Company and the Subsidiaries is a duly organized and validly existing corporation or limited liability company and has the requisite corporate or limited liability company power and authority to enter into and perform its obligations under this Agreement, the Intercreditor Agreement Amendment, each of the Notes (as amended hereby) and the other Buyer Transaction Documents.  The execution and delivery of this Agreement and the Intercreditor Agreement Amendment by the Company and the Subsidiaries and the consummation of the transactions contemplated hereby, by the Notes (as amended hereby) and by the other Buyer Transaction Documents have been duly authorized by the respective boards of directors of the Company and the Subsidiaries, and no further consent or authorization is required by the Company, the Subsidiaries or their respective boards of directors or shareholders.  This Agreement has been duly executed and delivered by the Company and each of the Subsidiaries, and each of this Agreement, the Intercreditor Agreement Amendment, the Notes (as amended hereby) and the other Buyer Transaction Documents constitutes a valid and binding obligation of each of the Company and the Subsidiaries (as applicable), enforceable against each of the Company and the Subsidiaries (as applicable) in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

b.           No Conflicts.  The execution and delivery of this Agreement and the Intercreditor Agreement Amendment by each of the Company and the Subsidiaries, as applicable, the performance by each of the Company and the Subsidiaries (as applicable) of their respective obligations hereunder, under the Intercreditor Agreement Amendment, under the Notes (as amended hereby) and under the other Buyer Transaction Documents, and the consummation by each of the Company and the Subsidiaries (as applicable) of the transactions contemplated hereby, by the Intercreditor Agreement Amendment, by the Notes (as amended hereby) and by the other Buyer Transaction Documents will not (i) result in a violation of the articles of incorporation or the bylaws of the Company or the organizational documents of any Subsidiary; (ii) conflict with, or constitute a breach or default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a breach or default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or other remedy with respect to, any agreement, indenture or instrument to which the Company or any of the Subsidiaries is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of the Subsidiaries or by which any property or asset of the Company or any of the Subsidiaries is bound or affected.  Neither the Company nor any of the Subsidiaries is required to obtain any consent, authorization or order of or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under, or contemplated by, this Agreement, the

Intercreditor Agreement Amendment, the Notes (as amended hereby) and the other Buyer Transaction Documents.

5.           Representation and Warranties of each of the Buyers.  Each of the Buyers, severally, and not jointly, represents and warrants to the Company that (a) such Buyer is a validly existing limited partnership and has the requisite limited partnership power and authority to enter into and perform its obligations under this Agreement and the Intercreditor Agreement Amendment, and (b) each of this Agreement and the Intercreditor Agreement Amendment has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer, enforceable against such Buyer in accordance with its terms.

6.           Acknowledgment of the Company and the Subsidiaries.  The Company and each of the Subsidiaries hereby irrevocably and unconditionally acknowledge, affirm and covenant to such Buyer that:

a.           such Buyer is not in default under any of the Buyer Transaction Documents, as applicable, and has not otherwise breached any obligations to the Company or any of the Subsidiaries; and

b.           there are no offsets, counterclaims or defenses to the Obligations (as defined in each of the Amended and Restated Security Agreement (as defined in the April Purchase Agreement), the Subsidiary Guaranty (as defined in April Purchase Agreement), the Bridge Security Agreement (as defined in the Bridge Purchase Agreement) and the Bridge Guaranty (as defined in the Bridge Purchase Agreement)), including the liabilities and obligations of the Company under the Notes (as amended hereby), or to the rights, remedies or powers of such Buyer in respect of any of the Obligations or any of the Buyer Transaction Documents, as applicable, and the Company and each of the Subsidiaries agree not to interpose (and each does hereby waive and release) any such defense, set-off or counterclaim in any action brought by such Buyer with respect thereto.

7.           Avoidance of Doubt.  The parties hereto hereby agree, for the avoidance of doubt, that (a) the term “Notes” as used in the Transaction Documents (as defined in the April Purchase Agreement, the “April Transaction Documents”) shall include the April Notes, as, and to the extent, amended by this Agreement, (b) the term “Bridge Notes” as used in the Transaction Documents (as defined in the Bridge Purchase Agreement, the “Bridge Transaction Documents”) shall mean the Bridge Notes, as, and to the extent, amended by this Agreement, (c) the term “Obligations” as used in the April Transaction Documents shall include all liabilities and obligations of the Company under this Agreement, under the Intercreditor Agreement Amendment, under the April Notes (as amended hereby) and under the other April Transaction Documents, and (d) the term “Obligations” as used in the Bridge Transaction Documents shall include all liabilities and obligations of the Company under this Agreement, under the Intercreditor Agreement Amendment, under the Bridge Notes (as amended hereby) and under the other Bridge Transaction Documents, and each of the parties hereto agrees not to take any contrary positions.

8.           Expenses.  In accordance with Section 5(h) of the April Purchase Agreement and Section 5(h)(ii) of the Bridge Purchase Agreement, contemporaneously with the execution and delivery of this Agreement, the Company shall reimburse each Buyer for all of the out-of-pocket fees, costs and expenses incurred thereby in connection with the drafting, negotiation and execution of this Agreement and the Intercreditor Agreement Amendment and otherwise in connection with the Subordinated Purchase Agreement and the transactions contemplated thereby.

9.           Reservation of Rights.  Except as expressly set forth in Section 3(a) hereof, and subject to the execution and delivery of the Intercreditor Agreement Amendment by the Company and the Subordinated Buyers to the Buyers and the terms and conditions of Section 3(b) hereof, none of the Buyers has hereby waived (a) any breach, default or Event of Default that may be continuing under any of the Buyer Transaction Documents, as applicable, or (b) any of such Buyer’s rights or remedies arising from any such breach, default or Event of Default or otherwise available under the Buyer Transaction Documents, as applicable, or at law.  Each of the Buyers expressly reserves all such rights and remedies.

10.           Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.  The successors and assigns of such entities shall include their respective receivers, trustees or debtors-in-possession.

11.           Further Assurances.  The Company hereby agrees from time to time, as and when requested by any Buyer, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements, including secretary’s certificates, and to take or cause to be taken such further or other action, as any Buyer may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Agreement, the Intercreditor Agreement Amendment, the Notes (as amended hereby) and the other Buyer Transaction Documents, as applicable.

12.           Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

13.           Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party.  In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.  No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

14.           Section Headings.  The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

15.           No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

16.           Merger.  This Agreement, the Intercreditor Agreement Amendment, the Notes (as amended hereby), as applicable, and the other Buyer Transaction Documents represent the final agreement of each of the parties hereto with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or prior or subsequent oral agreements, among any of the parties hereto.  Except as expressly set forth in this Agreement, in the Intercreditor Agreement Amendment, in the Notes (as amended hereby) and in the other Buyer Transaction Documents, neither of the Company nor any of the Buyers makes any representation, warranty, covenant or undertaking with respect to such matters.

17.           Interpretative Matters.  Unless otherwise indicated or the context otherwise requires, (i) all references to Sections, Schedules, Appendices or Exhibits are to Sections, Schedules, Appendices or Exhibits contained in or attached to this Agreement, (ii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iii) the words “hereof,” “herein” and words of similar effect shall reference this Agreement in its entirety, and (iv) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

18.           Reaffirmation.  Each of the Company and the Subsidiaries as issuer, debtor, grantor, pledgor, mortgagor, guarantor or assignor, or in other any other similar capacity in which such Person grants Liens (as defined in each of the April Purchase Agreement and the Bridge Purchase Agreement) or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) acknowledges and agrees that it has reviewed this Agreement, (ii) ratifies and reaffirms all of its obligations, contingent or otherwise, under each of the Buyer Transaction Documents, including the Notes (as amended hereby), to which it is a party (after giving effect hereto), and (iii) to the extent such Person granted Liens on or security interests in any of its property pursuant to any of the Buyer Transaction Document as security for or otherwise guaranteed the Obligations under or with respect to the Buyer Transaction Documents, ratifies and reaffirms such guarantee and grant of security interests and Liens and confirms and agrees that such security interests and Liens hereafter secure all of the Obligations as amended hereby.  Each of the Company and the Subsidiaries hereby consents to this Agreement and acknowledges that each of the Buyer Transaction Documents, including the Notes (as amended hereby), remains in full force and effect and is hereby ratified and reaffirmed.

[Remainder of page intentionally left blank; Signature page follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each of the undersigned as of the date first above written.

COMPANY:

SOUTH TEXAS OIL COMPANY,
a Nevada corporation

By:
Name:               Michael J. Pawelek
Title:               Chief Executive Officer

SUBSIDIARIES:

SOUTHERN TEXAS OIL COMPANY., a Texas corporation

By:
Name:
Title:

STO OPERATING COMPANY, a Texas corporation

By:
Name:
Title:

STO PROPERTIES LLC,
a Texas limited liability company

By:
Name:
Title:

STO DRILLING COMPANY,
a Texas corporation

By:
Name:
Title:

[Signature page to June 2009 Waiver and Amendment Agreement]

MARQUIS:

LONGVIEW MARQUIS MASTER FUND, L.P.

By:           Summerline Asset Management, LLC
Its:           Investment Advisor

By:
Name:                      Robert J. Brantman
Title:                      Co-Managing Member

SUMMERVIEW:

SUMMERVIEW MARQUIS FUND, L.P.

By:           Summerline Asset Management, LLC
Its:           Investment Advisor

By:
Name:                      Robert J. Brantman
Title:                      Co-Managing Member

[Signature page to June 2009 Waiver and Amendment Agreement]